UNITED STATES
SECURITIES AND
EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-4321

JPMorgan Value Opportunities Fund, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005

Registrant’s telephone number, including area code: (202) 842-5665

Date of fiscal year end: December 31, 2005

Date of reporting period: December 31, 2005

Michael W. Stockton
Secretary
Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005

Item 1 - Annual Report for the Period Ended December 31, 2005

ANNUAL REPORT
YEAR ENDED DECEMBER 31, 2005

CONTENTS
President’s Letter	1
Investment Adviser’s Report	4
Portfolio of Investments	9
Financial Statements	13
Notes to Financial Statements	16
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	26
Schedule of Shareholder Expenses	28

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. The Fund’s share price fluctuates and you could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Contact JPMorgan Funds Service Center at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

JPMorgan Value Opportunities Fund

President’s Letter	February 1, 2006

Dear Fellow Shareholders,

The JPMorgan Value Opportunities Fund (Class A shares without a sales charge) total return for the year ended December 31, 2005 was 3.66%, with dividend and capital gain distributions reinvested. In December, the Fund declared and paid an income dividend of $0.1674 per share (Class A shares), a short-term capital gain of $0.18 per share (all share classes) and a long-term capital gain of $0.126 per share (all share classes). (See page 25 for the income dividends paid on other share classes.)

For the year, the Fund outperformed the Dow Jones Industrial Average, which was up 1.72%, but underperformed the Standard & Poor’s 500 Composite Index and the Russell 1000 Value Index, which were up 4.91% and 7.05%, respectively (with dividends reinvested). The energy, utilities and retail sectors performed well both for the Fund and the unmanaged indexes, such as the Russell 1000 Value Index, which the Fund uses as a performance benchmark. The Fund had strong returns from its Unocal, Corning and Wellpoint holdings. The Fund’s performance was, however, hurt by its holding in Verizon, as the telecommunications services sector generally performed poorly, as well as its holdings in Boston Scientific, Tyco and Lexmark International. The Fund no longer holds Lexmark, a technology equipment company. (Please review page 4 for the Investment Adviser’s Report on the Fund’s performance results and pages 6 to 8 for more information about the Fund’s results and holdings.)

Please note that current performance may be higher or lower than the performance data shown. Certain Fund fees are currently being waived. Removal of the waivers would reduce returns. Investors should carefully read the Fund prospectus, which includes information on the Fund’s investment objective and risks as well as charges and expenses along with other information. Investors should review the information in the prospectus carefully before investing. For up to date month-end performance information, or to receive a Fund prospectus, please call 1-800-480-4111. Please read carefully before investing or sending money.

The economy as a whole was strong during 2005. However, as noted above, stock market performance during the year was generally lackluster. The market seemed to reflect the uneasiness felt by investors who were perhaps influenced by frequent, negative media reports about events in Iraq, higher energy prices, natural disasters, worries about the economy and a housing bubble.

Notwithstanding negative news reports and the very real shocks of hurricanes and higher energy prices, the economy grew at a rate of about 3.7%. Unemployment fell to 4.9% in December, as employers added 2 million jobs in 2005. The Federal Reserve Board continued its policy of measured increases in the federal funds rate from 2.25% at the beginning of the year to 4.25% at the end, and inflation remained low. The consumer price index rose about 3.5% for the year. Many companies have enjoyed strong profits and cash flow. Economic forecasts for 2006 are generally positive. Many economists are estimating GDP growth similar to, or slightly lower than, that of 2005, with the Federal Reserve Board’s interest rate increases restraining the economy from over-heating.

We are hopeful that in 2006 we will see a stronger market and, in particular, stronger performance by large-capitalization stocks. Many observers expect that the Federal Reserve Board is nearing the end of its interest rate increases. While consumer spending may slow with higher energy prices and the housing market may cool off, we anticipate that businesses with strong balance sheets may initiate higher levels of spending. We continue to believe the economy is on a reasonably sound foundation.

On December 15, 2005, the Board of Directors elected R. Clark Hooper as an independent director of the Fund. Ms. Hooper retired in 2003 from the NASD (formerly the National Association of Securities Dealers) where she had been employed for 32 years. She retired as Executive Vice President of Regulatory Policy and Oversight. At the end of December, T. Eugene Smith retired and Harry J. Lister resigned from the Board. Mr. Smith reached the Fund’s retirement age after 20 years of dedicated service to the Fund and its shareholders. Mr. Lister also had served the Fund for 20 years and was instrumental in its original organization and management throughout its history. Mr. Lister’s resignation is to accommodate a new regulatory requirement that a fund’s board be composed of at least 75% independent directors. We are extremely appreciative of the advice, support and leadership provided over the years by Messrs. Smith and Lister.

Regulatory changes required that the Fund elect an independent director as chairman. Cyrus A. Ansary, an independent Director of the Fund since its inception, has been elected non-executive chairman of the Board. James H. Lemon, Jr., the previous chairman, has been elected vice chairman. Mr. Ansary will chair Board meetings, including executive sessions of the independent Directors, and will be responsible for Board agendas, but will not have other executive or management responsibilities with the Fund.

We welcome our newest shareholders. If you have any questions or comments about the Fund, please do not hesitate to contact us. As always, we look forward to reporting to you again in six months.

Sincerely yours,

Jeffrey L. Steele
President

JPMorgan Value Opportunities Fund
Investment Adviser’s Report as of December 31, 2005

Q: How did the Fund perform?
A: For the year ended December 31, 2005, the Fund appreciated by 3.66% (Class A shares without a sales charge). Its benchmark, the Russell 1000 Value Index, gained 7.05% for the same period.

Q: Why did the Fund perform this way?
A: For the year, the telecommunications sector detracted most from the Fund’s results, due primarily to a position in Verizon. The stock declined soon after Verizon announced its intention to purchase MCI in the early part of 2005. We continue to like the stock and the combined entity. After the merger was approved in October, the stock price lifted off its 52-week low. Other Fund holdings that performed poorly last year were Boston Scientific and Tyco. Medical device maker Boston Scientific declined in 2005, despite a fourth quarter rebound. The company faced multiple headwinds during the year, including issues with the Taxus stent, product development delays, patent litigation and increased competition. One year after being one of the Fund’s best performers, Tyco moved to the other side of the ledger in 2005. The company reduced earnings guidance in the second quarter and announced lower-than-expected free cash flow numbers. Nevertheless, Tyco remains attractively valued. We are impressed with its management team and expect further divestitures of non-core assets to boost returns.

On the positive side, positions in Unocal, Wellpoint and Corning helped the Fund’s performance. Unocal climbed significantly last year on the acquisition by Chevron. The company’s Asian natural gas properties were highly prized. For the second consecutive year, Wellpoint is among the leading performers in the portfolio as it continues to generate strong free cash flow. One of the nation's leading health benefits companies, Wellpoint has benefited this year from a stabilized pricing cycle and an absence of negative cost surprises. A small position in Corning, the leading domestic producer of glass for flat panel screens, made a big impact, as its shares increased considerably in the year. Demand looks increasingly robust. We continue to believe that there will be an elongated cycle for flat panels, as users convert CRTs and traditional TVs to the sleek new designs and retail pricing becomes more consumer-friendly. Glass growth could expand by as much as 35% in 2006, and Corning's other businesses, while not as strong as glass displays, are solid performers.

Q: How was the Fund managed?
A: As always, the Fund is structured to focus on stock selection as the major source of value added. Relative to our benchmark, we continue a small underweight position in utilities and an overweight in media. Utility shares have had a significant run, but we think they could encounter some resistance from consumers and regulators as they attempt to push through rate hikes this winter. Our media overweight is based on our fundamental analysis of certain companies in this industry.

The Fund continues to have a slightly higher expected earnings growth rate than the benchmark, with a lower price-to-earnings ratio. The average market capitalization also continues to be slightly above the benchmark, reflecting attractive valuations in the larger names after several years of underperforming the smaller companies.

JPMorgan Value Opportunities Fund
As of December 31, 2005

Top Ten Equity Holdings of the Portfolio*
1.	Citigroup Inc.	5.90%
2.	Exxon Mobil Corp.	5.46%
3.	Verizon Communications Inc.	2.72%
4.	Bank of America Corp.	2.44%
5.	Freddie Mac	2.40%
6.	Pfizer Inc	2.05%
7.	Tyco International LTD (Bermuda)	2.05%
8.	Chevron Corp.	2.04%
9.	Morgan Stanley	1.96%
10.	MBNA Corporation	1.95%

*	Percentages indicated are based upon net assets as of December 31, 2005. The portfolio’s composition is subject to change.

(Unaudited)

JPMorgan Value Opportunities Fund
As of December 31, 2005

Average Annual Total Returns

	1 YEAR	SINCE INCEPTION
Class A Shares
Without Sales Charge	3.66%	8.94%[1]
With 5.25% Sales Charge	-1.77%	7.48%[1]
Class B Shares
Without CDSC	3.03%	8.12%[1]
With CDSC[2]	-1.97%	7.63%[1]
Class C Shares
Without CDSC	N/A	4.16%[3]
With CDSC[4]	N/A	3.16%[3]
Institutional Class Shares	4.11%	4.11%[5]

[1]	Since 12/31/01, date Fund began operations as JPMorgan Value Opportunities Fund.
[2]	Assumes 5% contingent deferred sales charge (CDSC) for the one year period and 3% since inception.
[3]	Class C shares first sold 2/19/2005.
[4]	Assumes 1% contingent deferred sales charge (CDSC) for the period.
[5]	Institutional Class shares first sold 12/31/04.

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Certain fees payable by the Fund are currently being waived as described in the prospectus. Had the expenses not been waived, returns would have been lower. Performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(Unaudited)

JPMorgan Value Opportunities Fund
As of December 31, 2005

        Life of Fund Performance (12/31/2001 to 12/31/2005)

$14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
Dec 01
Dec 02
Dec 03
Dec 04
Dec 05
$13,697
$13,343
$12,235
$11,660
Russell 1000 Value Index
JPMorgan Value Opportunities Fund (Class A shares)
Lipper Large-Cap Value Funds Index
Standard & Poor's 500 Composite Index

The Fund commenced operations as the JPMorgan Value Opportunities Fund on 12/31/01.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Value Opportunities Fund, Russell 1000 Value Index, S&P 500 Index, and Lipper Large-Cap Value Funds Index from December 31, 2001 to December 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is a broad-based index that replicates the U.S.stock market. The Lipper Large-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge. Prior to November 15, 2004, the maximum sales charge was 5.75%.

(Unaudited)

JPMorgan Value Opportunities Fund
Portfolio of Investments

As of December 31, 2005

Shares	Issuer	Value
Long-Term Investments — 97.50%

	Common Stocks — 97.50%

	Automobiles & Components — 0.37%
84,600	Lear Corp.	$2,407,716

	Capital Goods — 4.49%
61,400	Eaton Corp.	4,119,326
171,000	General Electric Corp.	5,993,550
94,800	Lockheed Martin Corp.	6,032,124
468,500	Tyco International LTD (Bermuda)	13,520,910
		29,665,910
	Capital Markets — 3.76%
167,300	Lazard Ltd.	5,336,870
63,200	Mellon Financial Corporation	2,164,600
227,800	Morgan Stanley	12,925,372
78,200	State Street Corp.	4,335,408
		24,762,250
	Commercial Banks — 8.30%
348,000	Bank of America Corp.	16,060,200
194,400	North Fork Bancorporation, Inc.	5,318,784
89,800	SunTrust Banks, Inc.	6,533,848
397,100	U.S. Bancorp	11,869,319
98,400	Wachovia Corporation	5,201,424
154,600	Wells Fargo & Co.	9,713,518
		54,697,093
	Commercial Services & Supplies — 0.53%
114,800	Waste Management, Inc.	3,484,180

	Consumer Durables and Apparel — 1.91%
275,200	Jones Apparel Group, Inc.	8,454,144
67,700	Lennar Corp. Class A	4,131,054
		12,585,198
	Consumer Finance — 5.46%
91,078	Ambac Financial Group, Inc.	7,018,471
30,700	Capital One Financial Corp.	2,652,480
75,000	CIT Group Inc.	3,883,500
278,000	Genworth Financial Inc.	9,613,240
472,400	MBNA Corporation	12,825,660
		35,993,351

See notes to financial statements.

JPMorgan Value Opportunities Fund
Portfolio of Investments (continued)

As of December 31, 2005

Shares	Issuer	Value
Long-Term Investments — Continued

	Consumer Services — 1.40%
94,400	Carnival Corp.	$5,047,568
93,600	Cendant Corp.	1,614,600
76,200	McDonald’s Corp.	2,569,464
		9,231,632
	Consumer Staples — 4.57%
169,900	Altria Group, Inc.	12,694,928
90,900	Coca-Cola Co.	3,664,179
187,665	Coca-Cola Enterprises Inc.	3,597,538
60,700	CVS Corp.	1,603,694
79,000	Kellogg Company	3,414,380
45,300	Kimberly-Clark Corp.	2,702,145
84,500	Kraft Foods Inc.	2,377,830
		30,054,694
	Diversified Financial Services — 5.90%
801,600	Citigroup Inc.	38,901,648

	Energy — 13.38%
61,300	Anadarko Petroleum Corp.	5,808,175
61,400	Apache Corporation	4,207,128
237,378	Chevron Corp.	13,475,949
162,900	ConocoPhillips	9,477,522
641,500	Exxon Mobil Corp.	36,033,055
122,000	Occidental Petroleum Corporation	9,745,360
89,700	Valero Energy Corporation	4,628,520
135,500	Weatherford International Ltd.*	4,905,100
		88,280,809
	Health Care Equipment & Services — 2.36%
243,600	Boston Scientific Corp.*	5,965,764
28,850	Coventry Health Care Inc.*	1,643,296
99,700	Wellpoint Inc.*	7,955,063
		15,564,123
	Insurance — 4.73%
72,900	Assurant, Inc.	3,170,421
19,100	Everest Re Group, Ltd.	1,916,685
88,900	Hartford Financial Services Group, Inc.	7,635,621
45,400	MGIC Investment Corporation	2,988,228
179,000	RenaissanceRe Holdings Ltd.	7,895,690
206,089	Willis Group Holdings Limited	7,612,927
		31,219,572
	Materials — 4.65%
85,000	Air Products and Chemicals, Inc.	5,031,150

See notes to financial statements.

JPMorgan Value Opportunities Fund
Portfolio of Investments (continued)

As of December 31, 2005

Shares	Issuer	Value
Long-Term Investments — Continued
184,600	Alcoa Inc.	$5,458,622
44,500	du Pont (E.I.) de Nemours & Co.	1,891,250
170,700	Pactiv Corp.*	3,755,400
119,600	Praxair, Inc.	6,334,016
88,300	United States Steel Corporation	4,244,581
60,100	Weyerhaeuser Corporation	3,987,034
		30,702,053
	Media — 5.83%
63,800	CBS Corp. Class B — when-issued	1,626,900
110,400	Comcast Corp. Special A*	2,836,176
113,500	Dex Media Inc.	3,074,715
90,800	Gannett Co., Inc.	5,499,756
594,300	Liberty Media Corp. Service A*	4,677,141
122,900	News Corp Class A	1,911,095
373,500	Time Warner Inc.	6,513,840
377,000	Viacom Inc.*	12,290,200
		38,429,823
	Pharmaceuticals & Biotechnology — 4.16%
97,700	Eli Lilly & Company	5,528,843
581,000	Pfizer Inc	13,548,920
181,100	Wyeth	8,343,277
		27,421,040
	Real Estate — 2.20%
130,700	Mack Cali Realty Corp. REIT†	5,646,240
117,600	Prologis REIT†	5,494,272
144,100	United Dominion Realty Trust Inc. REIT†	3,377,704
		14,518,216
	Retailing — 1.81%
278,900	Dollar General Corp.	5,318,623
74,900	Kohl’s Corporation*	3,640,140
131,800	Staples Inc.	2,993,178
		11,951,941
	Software and Services — 3.04%
75,000	Affiliated Computer Services, Inc. Class A*	4,438,500
227,900	Computer Associates International	6,424,501
70,500	Microsoft Corporation	1,843,575
150,300	Oracle Corporation*	1,835,163
228,700	Sabre Holdings Corp.	5,513,957
		20,055,696
	Technology Hardware & Equipment — 1.92%
317,000	Corning Inc.*	6,232,220
435,100	Xerox Corp.*	6,374,215
		12,606,435

See notes to financial statements.

JPMorgan Value Opportunities Fund
Portfolio of Investments (continued)

As of December 31, 2005

Shares	Issuer	Value
Long-Term Investments — Continued

	Telecommunications Services — 5.22%
243,500	AT&T Inc. (formerly SBC Communications Inc.)	$5,963,315
451,600	Sprint Nextel Corp.	10,549,376
595,200	Verizon Communications Inc.	17,927,424
		34,440,115
	Thrifts & Mortgage Finance — 3.98%
97,900	Fannie Mae	4,778,499
242,200	Freddie Mac	15,827,770
131,100	Washington Mutual Inc.	5,702,850
		26,309,119
	Transportation — 1.43%
74,100	CSX Corp.	3,762,057
126,000	Norfolk Southern Corp.	5,648,580
		9,410,637
	Utilities — 6.10%
71,000	American Electric Power Co., Inc.	2,633,390
107,800	Consolidated Edison, Inc.	4,994,374
120,000	Dominion Resources Inc.	9,264,000
169,300	Northeast Utilities	3,333,517
75,600	Pinnacle West Capital Corp.	3,126,060
245,500	PPL Corp.	7,217,700
164,100	SCANA Corporation	6,462,258
174,200	Xcel Energy Inc.	3,215,732
		40,247,031
	Total Long-Term Investments
	(Cost $620,917,164)	642,940,282

Short-Term Investments — 2.39%

	Investment Companies — 2.39%

15,752,604	JPMorgan Prime Money Market Fund (a)	15,752,604
	(Cost $15,752,604)
	Total Investments — 99.89%
	(Cost $636,669,768)	658,692,886
Other assets in excess of liabilities — 0.11%		706,295
Net assets — 100.00%		$659,399,181

*	—	Security did not produce income during the last 12 months.
†	—	REIT = Real Estate Investment Trust.
(a)	—
Affiliated. Money Market Fund registered under the Investment Company Act of 1940, as amended and advised by J.P. Morgan Investment Management, Inc. A portion of this security is segregated for a when-issued security.

See notes to financial statements.

JPMorgan Value Opportunities Fund
Statement of Assets & Liabilities

As of December 31, 2005
ASSETS:
Investment securities at value:
Unaffiliated issuers	$642,940,282
Affiliated issuers	15,752,604
Total investment securities at value		$658,692,886
Cash		372,813
Interest and dividends receivable		838,818
Receivable for Fund shares sold		1,689,780
Total assets		661,594,297
LIABILITIES:
Payable for adviser and management services		337,548
Payable for distribution plans		77,858
Payable for shareholder servicing fees		30,385
Payable for other accrued expenses		6,245
Payable for securities purchased		1,621,522
Payable for Fund shares redeemed		121,558
Total liabilities		2,195,116
Total net assets		$659,399,181
NET ASSETS:
Capital paid in on shares of capital stock		$636,037,545
Accumulated undistributed net investment income		452,622
Accumulated net realized gain on investments		885,896
Net unrealized appreciation (depreciation) from investments		22,023,118
Total net assets		$659,399,181
Total authorized capital stock —
500,000,000 shares, $.01 par value:
Class A net assets, 4,361,216 shares outstanding		$74,796,884
Class A net asset value per share		$17.15
Class A maximum offering price per share[1]		$18.10
Class B net assets, 486,783 shares outstanding		$8,233,172
Class B net asset value per share[2]		$16.91
Class C net assets, 464,048 shares outstanding		$7,854,005
Class C net asset value per share[2]		$16.92
Institutional Class net assets, 33,169,231 shares outstanding		$568,515,120
Institutional Class net asset value		$17.14
Cost of investments		$636,669,768

[1]	Maximum sales charge 5.25%
[2]	Redemption price may be reduced by contingent deferred sales charge.

See notes to financial statements

JPMorgan Value Opportunities Fund
Statement of Operations

For the year ended December 31, 2005
INVESTMENT INCOME:
Dividends	$13,030,349
Dividend income from affiliates	449,975	*
Interest income	55,157
Total investment Income			$13,535,481
EXPENSES:
Investment advisory fee	2,957,240
Business management fee	1,035,032
Distribution expenses	225,268
Shareholder servicing fees	657,700
Transfer agent fee	104,000
Auditing and legal fees	42,403
Custodian fee	28,560
Directors’ fees	20,000
Postage, stationery and supplies	3,788
Reports to shareholders	25,926
Registration and prospectus	101,796
Other	35,636
Total expenses			5,237,349
Less amounts waived			1,055,541
Net expenses			4,181,808
Net investment income			9,353,673
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on transactions from investments, identified cost basis	12,255,182
Net change in unrealized appreciation on investments	7,119,244
Net realized/unrealized appreciation on investments			19,374,426
Net increase in net assets resulting from operations			$28,728,099

*	Includes reimbursements of investment advisory and service fees of $20,297 from investments in an affiliated money market fund.

See notes to financial statements

JPMorgan Value Opportunities Fund
Statement of Changes in Net Assets For the Periods Indicated

	Year Ended 12/31/05	Year Ended 12/31/04

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$9,353,673	$348,822
Net realized gain on transactions from investments	12,255,182	5,290,926
Net change in unrealized appreciation of investments	7,119,244	839,212
Net increase in net assets from operations	28,728,099	6,478,960
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Class A Shares
Net investment income	(711,756)	(337,899)
Net realized gains	(1,301,060)	(5,226,172)
Class B Shares
Net investment income	(29,992)	(345)
Net realized gains	(144,758)	(47,153)
Class C Shares
Net investment income	(24,809)	—
Net realized gains	(139,292)	—
Institutional Class Shares
Net investment income	(8,135,441)	—
Net realized gains	(9,812,554)	—
Total distribution to shareholders	(20,299,662)	(5,611,569)
CAPITAL STOCK TRANSACTIONS:
Net increase in net assets resulting from capital stock transactions	586,690,955	24,300,561
Total increase in net assets	595,119,392	25,167,952
NET ASSETS:
Beginning of period	64,279,789	39,111,837
End of period (including undistributed net investment income: $452,622 and $3,079, respectively)	$659,399,181	$64,279,789

See notes to financial statements

JPMorgan Value Opportunities Fund
Notes to Financial Statements

1.	Organization
The JPMorgan Value Opportunities Fund, Inc. (the “Fund”) was incorporated in Maryland on May 24, 1985 as The Growth Fund of Washington, Inc. and operated as such through December 30, 2001. On December 31, 2001, the Fund began operating as the JPMorgan Value Opportunities Fund. The Fund is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open end, diversified investment company. The Fund’s objective is to provide for long-term capital appreciation.

The Fund offers Class A, Class B, Class C and Institutional Class shares. Institutional Class shares and Class C shares were initially offered on December 31, 2004 and February 19, 2005, respectively. Class A shares generally have a front-end sales charge while Class B and C shares provide for a contingent deferred sales charge. Institutional Class shares have no sales charge. All classes have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees, and each class has exclusive voting rights with respect to its distribution plans and shareholder servicing agreement.

2.	Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Fund in its preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A.   Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market will generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are

JPMorgan Value Opportunities Fund
Notes to Financial Statements

normally traded. Fixed income securities with a maturity of 61 days or more held by the Fund will be valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Directors (“Directors”). Such pricing services and broker-dealers will generally provide bid-side quotations. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.  Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Directors. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Directors, the Fund applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund's adviser determines that use of another valuation methodology is appropriate. The pricing services use statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rate in other markets, in determining fair value as of the time the Fund calculates its net asset value.

B.   Securities Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Fund first learns of the dividend.

JPMorgan Value Opportunities Fund
Notes to Financial Statements (continued)

C.   Federal Income Taxes — It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

D.   Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. Distributions from net investment income and from net capital gains are determined in accordance with U.S. income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for investments in real estate investment trusts. Permanent book and tax basis differences have been reclassified among the components of net assets. During the year ended December 31, 2005, undistributed net investment income was decreased $2,132 and undistributed capital gains were increased by $2,132. As of December 31, 2005, the cost of investment securities for Federal income tax purposes was $637,942,568. The difference between book and tax basis appreciation/(depreciation) on investments is primarily attributed to wash sale loss deferrals. The tax character of distributions paid to shareholders were as follows;

	For the year ended December 31, 2005

Share Class	Distribution from ordinary income	Distribution from long-term capital gains	Total Distributions paid
Class A	$1,477,085	$535,731	$2,012,816
Class B	115,144	59,606	174,750
Class C	106,746	57,356	164,102
Institutional shares	13,907,531	4,040,463	17,947,994
TOTAL	$15,606,506	$4,693,156	$20,299,662

	For the year ended December 31, 2004

Class A	$720,833	$4,843,219	$5,564,052
Class B	3,819	43,698	47,517
TOTAL	$724,652	$4,886,917	$5,611,569

JPMorgan Value Opportunities Fund
Notes to Financial Statements (continued)

As of December 31, 2005, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Currently distributable ordinary income	$2,384,568
Currently distributable long-term capital gains	226,749
Gross unrealized appreciation on investments	44,837,951
Gross unrealized depreciation on investments	(24,087,632)
Net unrealized appreciation on investments	20,750,319

3.	Fees and Other Transactions with Affiliates
A.    Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. (the “Adviser”) acts as the investment adviser to the Fund. The Adviser is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Adviser supervises the investments of the Fund and for such service is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets. The annual fee rate for the Fund is 0.50%. The Adviser waived fees as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Adviser or its affiliates. Advisory and shareholder servicing fees are waived and/or reimbursed from such funds in an amount sufficient to offset any doubling up of these fees related to the Fund’s investment in an affiliated money market fund to the extent required by law.

B.    Business Management Fee — Pursuant to the Business Management Agreement, Washington Management Corporation (“WMC”or “Business Manager”), a wholly owned subsidiary of The Johnston-Lemon Group Incorporated, performs various corporate and administrative services and receives a fee accrued daily and paid monthly based on the Fund’s average daily net assets. The annual fee rate for the Fund is 0.175%. The Business Manager waived fees as outlined in Note 3.F.

C.   Distribution Fees — Effective February 19, 2005, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc.

JPMorgan Value Opportunities Fund
Notes to Financial Statements (continued)

(“Distributor”), a wholly-owned subsidiary of JPMorgan, began serving as the Fund’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares. Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc. (“JPMFD”), a wholly-owned subsidiary of The BISYS Group, Inc., served as the Fund’s exclusive underwriter.

The Directors have adopted Distribution Plans (the “Distribution Plans”) for Class A, B, and C shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets of up to 0.25% for Class A and 0.75% for Class B and Class C.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C shares and certain Class A shares for which front-end sales charges have been waived. For the period February 19, 2005 to December 31, 2005, the Distributor received the following amounts: Class A - $514,280, Class B - $153,660 and Class C - $74,748.

Sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations.

Johnston, Lemon & Co. Incorporated, a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated and parent company of WMC, earned $42,367 on its retail sales of shares of the Fund and Distribution Plan fees.

D.   Shareholder Service Fees — Effective February 19, 2005, the Fund entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides account administration and personal account maintenance services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets at an annual rate of 0.25% for Class A (Class A fee began May 1, 2005), Class B and Class C and .10% for the Institutional Share Class.

JPMorgan Value Opportunities Fund
Notes to Financial Statements (continued)

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

Prior to February 19, 2005, JPMorgan Chase Bank, N.A. (JPMCB) served as the Fund’s Shareholder Servicing Agent.

JPMCB and the Distributor waived shareholder servicing fees as outlined in Note 3.F.

E.   Custodian and Fund Accounting Fees — JPMCB provides portfolio custody and fund accounting services for the Fund. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. The custodian fee was not reduced by these credits during the year.

F.   Waivers and Reimbursements — The Adviser, Business Manager and Distributor have contractually agreed to waive fees or reimburse the Fund to the extent that total operating expenses for the Institutional Share Class (excluding interest, taxes and extraordinary expenses) exceeds 0.65% of the Fund’s average daily net assets. Certain fee waivers made pursuant to that agreement will also have the effect of lowering Class A, Class B and Class C expenses. The contractual expense limitation agreements were in effect for the period February 19, 2005 through December 31, 2005. The expense limitation percentage is due to expire April 30, 2006, but may be extended.

For the year ended December 31, 2005, the Fund’s service providers contractually waived fees for the Fund as follows: Investment Adviser - $105,640, Business Manager - $530,726, Shareholder Servicing Agent - $419,175. None of these parties expect the Fund to repay any such waived fees in future years.

JPMorgan Value Opportunities Fund
Notes to Financial Statements (continued)

G.   Other — All officers of the Fund and two of its directors are affiliated with the Business Manager and receive no compensation from the Fund for serving in their respective roles.

During the period, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended December 31, 2005, the Fund incurred no brokerage commissions with broker-dealers affiliated with the Adviser or Business Manager.

4.	Class Specific Expenses
The Fund’s class specific expenses for the year ended December 31, 2005 are as follows:

Share Class	Shareholder Service	Distribution
Class A	$114,488	$156,331
Class B	12,515	37,546
Class C	10,464	31,391
Institutional	520,233	—
TOTAL	$657,700	$225,268

5.	Investment Transactions
The Fund made purchases of investment securities, other than short-term securities, of $962,044,815 and sales of $382,067,950 during the year ended December 31, 2005.

6.	Concentration and Indemnifications
From time to time, the Fund may have a concentration of one or more shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide certain indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has not had any such claims in its past.

JPMorgan Value Opportunities Fund
Notes to Financial Statements (continued)

7.	Capital Share Transactions
Capital stock transactions were as follows for the periods presented:

	Year ended December 31, 2005
	Class A		Class B
	Amount	Shares	Amount	Shares
Shares sold	$36,428,311	2,153,677	$8,288,830	499,204
Shares issued in reinvestment of distributions	1,751,522	101,833	162,404	9,576
Shares redeemed	(7,504,463)	(439,075)	(755,274)	(44,887)
Net increase in Fund shares outstanding	$30,675,370	1,816,435	$7,695,960	463,893

	Class C		Institutional
	Amount	Shares	Amount	Shares
Shares sold	$8,054,466	482,572	$568,686,356	33,605,043
Shares issued in reinvestment of distributions	133,727	7,880	17,305,193	1,006,701
Shares redeemed	(446,459)	(26,404)	(45,413,658)	(2,656,692)
Net increase in Fund shares outstanding	$7,741,734	464,048	$540,577,891	31,955,052

	Year ended December 31, 2004
	Class A		Class B
	Amount	Shares	Amount	Shares
Shares sold	$1,092,842	60,882	$354,488	20,519
Shares issued in reinvestment of distributions	4,986,222	293,135	43,045	2,565
Shares redeemed	(2,711,137)	(156,421)	(105,934)	(6,137)
Net increase in Fund shares outstanding	$3,367,927	197,596	$291,599	16,947

In addition, the Fund sold $20,641,035 equalling 1,214,179 shares of Institutional Class shares on December 31, 2004, the first day the shares were made available for purchase.

JPMorgan Value Opportunities Fund
Financial Highlights

	Class A
	Year Ended December 31,
PER SHARE OPERATING PERFORMANCE:	2005	2004	2003	2002	2001
Net asset value, beginning of period	$17.00	$16.62	$15.48	$20.86	$28.05
Income from investment operations:
Net investment income	.18	.15	.10	.06	.02
Net gains and losses on securities (both realized and unrealized)	.45	2.70	4.86	(2.63)	(4.28)
Total from investment operations	.63	2.85	4.96	(2.57)	(4.26)
Less distributions:
Dividends from net investment income	(.17)	(.15)	(.10)	(.06)	(.02)
Distributions from capital gains	(.31)	(2.32)	(3.72)	(2.75)	(2.91)
Total distributions	(.48)	(2.47)	(3.82)	(2.81)	(2.93)
Net asset value, end of period	$17.15	$17.00	$16.62	$15.48	$20.86
TOTAL RETURN[1]	3.66%	17.14%	32.63%	(12.54%)	(15.31%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)	$74,797	$43,255	$39,014	$31,796	$51,253
RATIO TO AVERAGE NET ASSETS:
Net expenses	1.07%	1.44%	1.41%	1.46%	1.39%
Net investment income	1.22%	.88%	.64%	.42%	.09%
Expenses without waivers	1.17%	1.62%	1.65%	N/A	N/A
PORTFOLIO TURNOVER RATE (all classes)	70.36%	40.64%	60.83%	51.20%	14.42%

[1]	Total return figures do not include the effect of any front-end or deferred sales charge.
N/A = not applicable
See notes to financial statements

JPMorgan Value Opportunities Fund
Financial Highlights (continued)

	Class B1				Class C2	Institutional[3]
					February 23	Year
	Year Ended December 31,				to	ended
PER SHARE OPERATING PERFORMANCE:	2005	2004	2003	2002	December 31, 2005	December 31, 2005
Net asset value, beginning of period	$16.77	$16.45	$15.40	$20.86	$16.59	$17.00
Income from investment operations:
Net investment income (loss)[4]	.11	.02	(.01)	(.08)	.10	28
Net gains and losses on securities (both realized and unrealized)	.40	2.64	4.78	(2.63)	.59	.42
Total from investment operations	.51	2.66	4.77	(2.71)	.69	.70
Less distributions:
Dividends from net investment income	(.06)	(.02)	—	—	(.05)	(.25)
Distributions from capital gains	(.31)	(2.32)	(3.72)	(2.75)	(.31)	(.31)
Total distributions	(.37)	(2.34)	(3.72)	(2.75)	(.36)	(.56)
Net asset value, end of period	$16.91	$16.77	$16.45	$15.40	$16.92	$17.14
TOTAL RETURN [5]	3.03%	16.14%	31.56%	(13.21%)	4.16%	4.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)	$8,233	$384	$98	$14	$7,854	$568,515
RATIO TO AVERAGE NET ASSETS:
Net expenses	1.64%	2.26%	2.14%	2.45%	1.64%[6]	.65%
Net investment income (loss)	.66%	.15%	(.08%)	(.40%)	.67%[6]	1.64%
Expenses without waivers	1.73%	2.41%	2.38%	N/A	1.73%[6]	.84%

[1]	Class B shares initially offered December 31, 2001.
[2]	Class C shares initially offered February 19, 2005.
[3]	Institutional shares initially offered December 31, 2004.
[4]	Calculated based on average shares outstanding.
[5]	Total return figures do not include the effect of any front-end or deferred sales charge.
[6]	Annualized
N/A = not applicable

See notes to financial statements

JPMorgan Value Opportunities Fund
Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of JPMorgan Value Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Value Opportunities Fund (hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 21, 2006

JPMorgan Value Opportunities Fund
Tax Letter (unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended December 31, 2005. The information for taxable accounts necessary to complete your income tax returns for the year will be received in conjunction with your 2005 Form 1099-DIV.

During the fiscal year the Fund paid short and long-term capital gain distributions of $6,704,509 and $4,693,156, respectively. As a result of recent tax legislation, individual shareholders are now eligible for reduced tax rates on qualified dividend income received during 2005. For purposes of computing the dividends eligible for reduced tax rates, $12,438,195 of the ordinary distributions paid by the Fund are considered qualified dividend income. In addition, 100% of the Fund’s long-term capital gain distribution qualifies for the reduced capital gain tax rate. Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 65.23% of the dividends paid by the Fund from net investment income represent qualifying dividends.

JPMorgan Value Opportunities Fund
Schedule of Shareholder Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees: and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the period, July 1, 2005, and continued to hold your shares at the end of the period, December 31, 2005.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

JPMorgan Value Opportunities Fund
Schedule of Shareholder Expenses (continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning account value, July 1, 2005	Ending account value, December 31, 2005	Expenses paid during period July 1, 2005 December 31, 2005*	Annualized expense ratio
Class A
Actual period return	$1,000.00	$1,039.60	$5.81	1.13%
Hypothetical	$1,000.00	$1,019.49	$5.78	1.13%
Class B
Actual period return	$1,000.00	$1,036.50	$8.37	1.63%
Hypothetical	$1,000.00	$1,016.97	$8.31	1.63%
Class C
Actual period return	$1,000.00	$1,036.60	$8.37	1.63%
Hypothetical	$1,000.00	$1,016.97	$8.31	1.63%
Institutional
Actual period return	$1,000.00	$1,042.30	$3.35	.65%
Hypothetical	$1,000.00	$1,021.93	$3.31	.65%

*	Expenses are equal to the Class’ annualized expense ratio in the table above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

JPMorgan Value Opportunities Fund
Board of Directors

Name, Age and Position With Fund	Year First Elected a Director or Officer of the Fund[1]	Principal Occupation(s) During Past 5 Years	Other Directorships[2] Held
Independent Directors
Cyrus A. Ansary 72, Chairman of the Board (Independent and Non-Executive)	1985	President, Investment Services International, LLC (holding company for various operating entities)	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund

Daniel J. Callahan III 73	2001	Vice Chairman and Treasurer, The Morris and Gwendolyn Cafritz Foundation	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund

R. Clark Hooper 59	2005	President, The Dumbarton Group LLC (securities industry consulting); former Executive Vice President - Policy and Oversight, NASD	American Funds Group[3]

James C. Miller III 63	2001	Chairman Emeritus, CapAnalysis Group; Former Counselor, Citizens for A Sound Economy	The American Funds Tax-Exempt Series I; FLYi, Inc.; and Washington Mutual Investors Fund

Katherine D. Ortega 71	2003	Former Treasurer of the United States	The American Funds Tax-Exempt Series I; The Kroger Co.; Rayonier, Inc.; and Washington Mutual Investors Fund

J. Knox Singleton 57	2004	President and Chief Executive Officer, INOVA Health System	The American Funds Tax-Exempt Series I; Healthcare Realty Trust, Inc.; and Washington Mutual Investors Fund

(Unaudited)

JPMorgan Value Opportunities Fund

Name, Age and Position With Fund	Year First Elected a Director or Officer of the Fund[1]	Principal Occupation(s) During Past 5 Years	Other Directorships[2] Held
Interested Directors[4]
James H. Lemon, Jr 69, Vice Chairman of the Board	1985	Chairman & Chief Executive Officer, The Johnston-Lemon Group, Incorporated (financial services holding company)	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund

Jeffrey L. Steele 60, President	1999	Director & President, Washington Management Corporation	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund

[1]	Directors and officers of the Fund hold office until their resignation, removal or retirement.
[2]
This includes all directorships that are held by each Director as a director of a public company or registered investment company (other than the Fund). No Director serves as a director for any other fund in the JPMorgan Funds family of mutual funds.

[3]
Includes American Funds Tax-Exempt Series I and II, American Funds Income Series, American High-Income Municipal Bond Fund, American High-Income Trust, Bond Fund of America, Capital World Bond Fund, Cash Management Trust of America, Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America, The Tax-Exempt Bond Fund of America, Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund.

[4]	“Interested persons” within the meaning of the 1940 Act on the basis of their affiliation with the Fund’s Business Manager, Washington Management Corporation.

The Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge upon request by calling the JPMorgan Funds Service Center at 1-800-480-4111. The address for all Directors and Officers of the Fund is 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005.

(Unaudited)

JPMorgan Value Opportunities Fund
Other Officers

Name, Age and Position with Fund	Year First Elected an Officer of the Fund[1]	Principal Occupation During Past 5 Years
Other Officers
Michael W. Stockton 38, Vice President, Treasurer, and Assistant Secretary	1993	Director, Vice President, Secretary and Assistant Treasurer, Washington Management Corporation

Burton L. Raimi 67, Secretary	2005	General Counsel, Washington Management Corporation; Shareholder, law offices of Burton L. Raimi, P.A., and McCaffrey & Raimi, P.A.

Stephen Hartwell 90, Executive Vice President	1985	Chairman, Washington Management Corporation

Ralph S. Richard 86, Vice President	1998	Director, Vice President and Treasurer, Washington Management Corporation

Lois A. Erhard 53, Vice President	1987	Vice President, Washington Management Corporation

Jennifer L. Butler 39, Assistant Secretary	2005	Assistant Vice President, Washington Management Corporation; former Specialist, Fund Administration, Pacific Investment Management Corporation

J. Lanier Frank 44, Assistant Vice President	1995	Assistant Vice President, Washington Management Corporation

Ashley L. Shaw[2] 36, Assistant Secretary and Assistant Treasurer	2000	Assistant Secretary, Washington Management Corporation; Attorney/Law Clerk

[1]	Directors and officers of the Fund hold office until their resignation, removal or retirement.
[2]	Ashley L. Shaw is the daughter of James H. Lemon, Jr.

(Unaudited)

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is a subsidiary of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Fund.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Service Center at 1-800-480-4111 for a Fund prospectus or to receive up to date month-end performance information. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the Fund before investing. The prospectus contains this and other information about the Fund. Read the prospectus carefully before investing.

No sooner than 30 days after the end of each month, the Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter, as filed in a certified filing with the SEC. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

A description of the Fund’s proxy voting policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Directors have delegated the authority to vote proxies for securities owned by the Fund to a designated Fund officer. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the JPMorgan Funds’ website at www.jpmorganfunds.com. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

JPMorgan Value Opportunities Fund
1101 Vermont Avenue, NW
Washington, DC 20005-3585

©J.P. Morgan Chase & Co., 2006 All Rights Reserved, February 2006

Item 2 - Code of Ethics

The Registrant has adopted a code of professional standards that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the code. Such request can be made to the Registrant at 800/972-9274 or to the Secretary of the Registrant, 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005. The code of professional standards is included as an exhibit to this filing.

Item 3 - Audit Committee Financial Expert

The Registrant’s Board has determined that Katherine D. Ortega, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to her duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $26,775 in 2004 and $29,098 in 2005.

(b) Audit-Related Fees. There were no audit-related fees for the Registrant during the Reporting Periods.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Services Providers, which required pre-approval by the Audit Committee were $8,945,000 for the year ended December 31, 2004 and $10,110,000 for the year ended December 31, 2005. These fees were for services in connection with the preparation of reports on controls over the administration and processing of transactions (US Statement on Auditing Standards No. 70 (“SAS 70 reports”)).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $7,085 in 2004 and $7,263 in 2005. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, or services provided to Service Affiliates which were required to be pre-approved for the year ended December 31, 2004 or 2005, other than the services reported above.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor's engagements for non-audit services to Service Affiliates when the engagement relates directly to the operations and financial reporting of the Registrant. Certain approvals are conditioned upon various factors. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Generally, pre-approvals pursuant to the Policy are considered annually.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved pursuant to the procedures contained in paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X were None in 2004 and 100% in 2005.

(f) Not applicable

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $25.3 million in 2004 and $19.1 million in 2005.

(h) Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5 - Audit Committee Disclosure for Listed Companies

Not applicable to this Registrant

Item 6 - Schedule of Investments

The schedule is included in the report to shareholders filed under Item 1 of this Form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies

Not applicable to this Registrant

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since the registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The registrant has a Governance Committee comprised solely of persons who are not considered “interested persons” of the registrant within the meaning of the Investment Company Act of 1940. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Governance Committee of the registrant, c/o the registrant’s Secretary, and should be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Governance Committee.

Item 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal half-year (the Registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a)	Code of Ethics subject of the disclosure requirement required by Item 2 is filed as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Value Opportunities Fund, Inc.

By
/s/ Jeffrey L. Steele, President and PEO

Date: March 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
/s/ Jeffrey L. Steele, President and PEO

Date: March 3, 2006

By
/s/ Michael W. Stockton, Vice President and Treasurer

Date: March 3, 2006